Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT DATED JUNE 5, 2006

To the Prospectus dated May 1, 2006 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity® Contract Owner:

A proposal to merge Pioneer Small Cap Value II VCT Portfolio – Class I Shares (“Pioneer Small Cap Value II VCT Portfolio”) into Pioneer Small Cap Value VCT Portfolio – Class I Shares, another portfolio managed by Pioneer Investment Management, Inc., was approved by the shareholders of Pioneer Small Cap Value II VCT Portfolio at a meeting held on May 23, 2006. Prior to the shareholder approval, the Trustees of Pioneer Small Cap Value II VCT Portfolio approved the proposed merger and determined that it is in the best interests of shareholders of the Portfolio. The merger is expected to be a tax-free transaction, which means that the Portfolio will not recognize any gain or loss, and the shareholders of the Portfolio will not recognize any gain or loss on their receipt of Pioneer Small Cap Value VCT Portfolio's shares, as a direct result of the merger.

Any Contributions or Transfers to Pioneer Small Cap Value II VCT Portfolio after May 23, 2006 will automatically be redirected into Pioneer Small Cap Value VCT Portfolio – Class I Shares and, effective May 24, 2006, all shares of Pioneer Small Cap Value II VCT Portfolio will be converted to shares of Pioneer Small Cap Value VCT Portfolio – Class I Shares. Pioneer Small Cap Value VCT Portfolio – Class I Shares has the same investment objective as Pioneer Small Cap Value II VCT Portfolio.

Subject to the restrictions set forth in the current Prospectus, you may elect to Transfer your Variable Account Value between the Sub-Accounts of Portfolios by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk® at 1-800-838-0650, option 1 or the website at www.schwab.com/annuities.

As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. Please keep this supplement for future reference.